Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Jan. 31, 2020	Oct. 31, 2019
Disclosure of Basel III captial disclosure [line items]
CET1 capital	$ 28,407	$ 27,707
Tier 1 capital	31,551	30,851
Total capital	36,570	35,854
Total RWA	$ 252,099	$ 239,863
CET1 ratio	11.30%	11.60%
Tier 1 capital ratio	12.50%	12.90%
Total capital ratio	14.50%	15.00%
Leverage ratio exposure	$ 738,476	$ 714,343
Leverage ratio	4.30%	4.30%